INTEREST AND OTHER INCOME (Tables)	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Summary of Interest and Other Income

$ million
	2021	2020	2019
Interest income	511	679	899
Dividend income (from investments in equity securities)	91	22	23
Net gains on sale and revaluation of non-current assets and businesses	5,995	286	2,519
Net foreign exchange gains/(losses) on financing activities	118	(391)	5
Other	341	273	179
Total	7,056	869	3,625